Eagle Global Logistics – Incentive Bonus Plan 2006

Applicable to:  Executive Management Employees

SUMMARY

The 2006 Incentive Bonus Plan for Executive Management Employees is an annual plan, which is calculated on a year-to-date basis and paid quarterly.

Employees in positions classified as ‘exempt’ and identified as members of the Executive Management Team of the corporation, as authorized and identified by the Board of Directors, will be eligible for Incentive Bonus based on three (3) basic provisions: (1) the financial performance of the total corporation, (2) the Target Incentive Bonus authorized by this plan, and (3) the employee’s personal performance against established goals.

1.  TARGET INCENTIVE BONUS AMOUNT

Employees in key executive management positions as identified and approved by the Board of Directors are eligible for a Target Incentive Bonus amount to be calculated at 100% of base salary.

2.  OPERATING INCOME QUALIFICATION REQUIREMENTS FOR INCENTIVE DISTRIBUTION

The Operating Income Qualification Matrix defines how much of the Target Incentive Bonus will be available for distribution.  The total corporation profitability worldwide is measured by year to date operating income results each quarter as follows:

Percent of Pool Available	2006 Operating Income Matrix
	Year-to-date Operating Income Results (in millions)				Annual
	Q1	Q2	Q3	Q4	2006
110%
100%
90%
80%
70%
60%
0%

3. PERSONAL GOALS

Eligible employees will establish at least 3 annual goals in conjunction with the CEO and the Board of Directors.  Progress and achievement of quarterly milestones associated with the annual completion of these goals will be a key factor in determining incentive bonus.  Each eligible employee must have a current goals/objectives sheet completed and quarterly milestones established prior to the commencement of each bonus quarter, with the exception of Q1, which should be established no later than February 15th of the current bonus year. The goals/objectives worksheet must contain both the employee’s and CEO’s signature to participate in the 2006 Executive Management Employees Incentive Plan.

4. CALCULATION AND GOAL ATTAINMENT

As stated, the 2006 Executive Management Employees Incentive Bonus Plan is an annual plan, which is calculated and paid quarterly.  Each quarter, the YTD financial results of the corporation will be reviewed against the Operating Income Qualification Matrix.  Based on the matrix, the applicable overall percentage of bonus will be applied against four factors; (1) the eligible employee’s YTD base pay, (2) the target incentive bonus amount defined by this plan, (3) the average percentage of quarterly milestone achievement YTD, and (4) the amount of incentive bonus paid YTD through this plan.  Plan calculation details are contained in the Details and Rules of 2006 Incentive Plan for Executive Management Employees Section of this document.

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Eagle Global Logistics – Incentive Bonus Plan 2006

Applicable to:  Executive Management Employees

Details and Rules of 2006 Incentive Plan for Executive Management Employees

Directors, individuals identified as Regional Vice Presidents may derive 50% of their incentive bonus from this plan and 50% from the comparable field incentive bonus plan for their area of authority/responsibility.

Note:  Determination of an individual’s eligibility and identification as  “Executive Management” is based solely at the discretion of the company and the Board of Directors.  Base salary does not include any supplemental income, such as car allowance or other bonuses.

4.  Frequency of Payments

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Incentive Bonus to eligible employees will be calculated based on total worldwide corporation profitability as measured by YTD Operating Income results each calendar quarter.

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Incentive Bonus payments will be made to eligible employees as soon as administratively feasible, approximately 60 days after the close of the relevant quarter.  For the last quarter of the year, incentive bonus payments will be made to eligible employees approximately 90 days after the close of the quarter (in order to allow time for year-end close of all financial records).

5.  Position and/or Base Salary Changes

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At the conclusion of each quarter, an eligible individual is considered to be a participant in the Incentive Plan pertaining to the position that he/she held for the majority of time in the quarter.

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At the conclusion of each quarter, an individual is considered to have the position (and grade) that he/she held for the majority of time in the quarter.

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At the conclusion of each quarter, an individual is considered to have the base salary that he/she held for the majority of time in the quarter.

7.  Other:

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If an otherwise eligible employee is on a Leave of Absence during the incentive quarter, his/her bonus amount will be adjusted to reflect only the time worked during the quarter.

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If an otherwise eligible employee is on a Leave of Absence at the time incentive bonuses are paid, he/she will be eligible for incentive bonus payment only if/when he/she returns from the Leave of Absence.

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In the event an employee is eligible under this plan but employed in San Juan, Puerto Rico, Incentive Bonus under this plan will be modified to account for annual statutory bonus paid per Puerto Rican law.

6.  Caveats and reservations

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The Company, at its sole discretion, may change or discontinue this Plan at any time.  For example, but not limited to:

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Any acquisitions or divestitures may result in a restatement of this Incentive Plan.

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Any anomalies, significant events (such as a new charter operation in a city), or extraordinary circumstances could necessitate adjustments to this incentive plan.

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The Company reserves the right to make adjustments for ‘windfall’ situations.

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Any other adjustments as may be deemed appropriate by executive management and/or the Board of Directors.

Note:  This Plan supersedes and replaces all other Incentive or Commission plans previously established for “executive” employees, whether written or verbal

1.  Financial Performance and quarterly hold-back provision

Qualification for Incentive Bonus payment is based on total worldwide corporation profitability as measured by the YTD Operating Income results.  The calculation is completed on a quarterly basis.  There will be a “hold-back” of 20% of each quarter’s calculated incentive amount.  Since this is an annual plan paid quarterly, each quarter recalculates utilizing YTD information.  As a result, the Q4 bonus is a true-up amount based upon the actual annual eligible bonus amount due minus the actual bonus payouts made Q1-Q3.

2.  Annual Goals, quarterly milestones and calculation

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Each quarter, the financial results of the corporation will be reviewed using the Operating Income Qualification Matrix.  Based on the matrix, the applicable overall percentage of bonus will be applied against four factors:

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The eligible employee’s YTD base pay;

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The target incentive bonus amount defined by this plan,

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The YTD average percentage of quarterly milestone attainment realized by the employee and documented on the 2006 Goals/ Quarterly Milestones Worksheets;

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Less any YTD Bonus paid to the employee through this 2006 plan.

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Quarterly milestones and annual goals are to be in writing and must be signed by the employee and the CEO.

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YTD average milestone attainment is based on the number of milestones/goals assigned vs. actual milestone goal attainment percentage achieved cumulatively over the respective quarters each plan year.

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A copy of the goals/objective worksheet must be forwarded to Human Resources at the conclusion of each quarter for calculation and retention.

3.  Eligibility

The following eligibility requirements must be met in order for an employee to qualify for participation in this Incentive Bonus program:

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Must be a full-time, exempt employee.

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Must be a member of the Executive Management Team of the corporation as identified and authorized by the Board of Directors.

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Must have been a continuous, full-time employee of EGL for a minimum of thirty (30) days.   When the conclusion of thirty (30) days occurs within a quarter, the employee will be eligible to participate in the incentive bonus program beginning the next full calendar quarter.  There will be no prorated bonus for partial quarter eligibility.  For example, if an individual was hired January 15th, participation in the Incentive Bonus Plan would begin April 1st.

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Must be an active employee of EGL or a wholly-owned subsidiary at the time the incentive amounts are paid.  When an individual leaves the Company participation in the Incentive Plan immediately ends and there is no bonus payment due either in full or on a pro-rata basis for that individual.

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An Employee may participate in only one incentive bonus plan, MBO plan or commission plan at a time. Participation in more than one incentive bonus plan, MBO plan or commission plan simultaneously is not permitted with the exception of those individuals identified as Regional Vice Presidents over a specific operating region/division of the Company.  With the approval of the CEO and the Board of

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